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THE PENN MUTUAL LIFE INSURANCE COMPANY                                                  APPLICATION FOR INDIVIDUAL VARIABLE
PHILADELPHIA, PA  19172                                                                          AND FIXED DEFERRED ANNUITY

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                                                     ACTIVE ALLOCATION ANNUITY PRODUCTS

1. PRODUCT NAME:

2. MARKET TYPE:
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             |_| Non-Qualified                               |_| IRA
 |_| 1035 Exchange |_| CRT |_| Individual    |_| Rollover |_| Transfer |_|Custodial                    |_| 403(b) Transfers
                                                 ______ Tax Yr. (if applicable)
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3. OPTIONAL RIDERS: Standard Death Benefit if no selection
Enhanced Death Benefit Riders (Select Only One)              |_| Estate Enhancement Rider (Not available after age 80)
Not available after age 75                                   |_| Other ________________________________________
     |_| Annual Step Up
     |_| Rising Floor (not available w/Bonus)
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4. OWNER: If Joint, must be Spouses, list both as beneficiaries below if contract to continue to survivor.
Name                                                                         Male       Female    Soc. Sec. or Tax ID #
                                                                             |-|         |-|
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Permanent Address                                                                                                   Date of Birth
                                                                                                                        /  /
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City                                              State                  Zip           Phone

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5. ANNUITY DATE:
     Select Date ______ / 01 / ______ If no date selected, Annuity Date will be the later of the 1st day of the Annuitant's 95th birthday or 10 years after the issue date.
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6. ANNUITANT: If different than Owner; if a joint owner, indicate which is the annuitant.
Name                                                                        Male        Female     Soc. Sec. or Tax ID #
                                                                             |_|         |_|
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Permanent Address                                                              Date of Birth                   Relation to Owner
                                                                                   / /
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City                                              State                  Zip           Phone

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7. BENEFICIARY: If more than one, indicate %
Primary Beneficiary                             Date of Birth       Soc. Sec. or Tax ID #     Relation to Owner
                                                    /  /
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|_| Primary or |_| Contingent Check One         Date of Birth       Soc. Sec. or Tax ID #     Relation to Owner
                                                    /  /
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|_| Primary or |_| Contingent Check One         Date of Birth       Soc. Sec. or Tax ID #     Relation to Owner
                                                    /  /
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8. INITIAL PURCHASE PAYMENT: Estimate for exchanges, transfers or rollovers  $____________
         Purchase Payment $ _______________________                                     Cost Basis if Non-Qualified
         Complete Section 10 to establish payment allocation                            $ ___________________________

         Make check payable to:  THE PENN MUTUAL LIFE INSURANCE COMPANY
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9. ADDITIONAL INFORMATION:
     |_| Yes  |_| No   This Annuity is intended to replace or change existing life insurance or annuity contract(s). If Yes, list insurance company(ies) and policy number(s) in the Remarks Section. Attach state specific replacement forms, if applicable.
     |_| Yes |_|No     Do you have an annuity contract in force at the time of this application?
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10. ALLOCATION INFORMATION:
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                                           Indicate whole percentages or dollar amounts.

                  Investment Option                                         Payments                  Investment Manager

Rydex OTC                                                                      %/$      Rydex Global Advisors
Rydex Nova                                                                     %/$      Rydex Global Advisors
Rydex Ursa                                                                     %/$      Rydex Global Advisors
Rydex Mekros (H class)                                                         %/$      Rydex Global Advisors
Rydex Financial Services                                                       %/$      Rydex Global Advisors
Rydex Health Care                                                              %/$      Rydex Global Advisors
Rydex Technology                                                               %/$      Rydex Global Advisors
Rydex Utilities                                                                %/$      Rydex Global Advisors
U.S. Government Money Market                                                   %/$      Rydex Global Advisors
U.S. Government Bond                                                           %/$      Rydex Global Advisors
AIM VI Capital Appreciation                                                    %/$      AIM Advisors, Inc.
T. Rowe Price Equity Income                                                    %/$      T.Rowe Price Associates, Inc.
T. Rowe Price International Stock                                              %/$      T.Rowe Price Associates, Inc.
Federated High Income Bond II                                                  %/$      Federated Investors, Inc.

1 Year Fixed Interest                                                          %/$      Penn Mutual Life Insurance Company
                                                                TOTAL          %/$
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11. FRAUD NOTICE:
                                                 Residents except in DC, FL, MA, NJ, VA, VT
                                                 ------------------------------------------

Any person, who knowingly and with intent to defraud any insurance company or other person, files an application for insurance or a statement of claim containing any materially false information or conceals for the purpose of misleading information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

                                                           Notice to DC Residents
                                                           ----------------------
WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

                                                           Notice to FL Residents
                                                           ----------------------
Any person who knowingly and with intent to injure, defraud or deceive any insurer files a statement of claim or application containing any false, incomplete, or misleading information is guilty of a felony in the third degree.

                                                           Notice to MA Residents
                                                           ----------------------
Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents a false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

                                                           Notice to NJ Residents
                                                           ----------------------
Any person who includes false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

                                                           Notice to VA Residents
                                                           ----------------------
Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may have violated state law.

                                                           Notice to VT Residents
                                                           ----------------------
Any person, who with intent to defraud or knowing that he is facilitating a fraud against an insured, submits an application or files a claim containing a false or deceptive statement may be proven guilty of fraud.
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12. ACKNOWLEDGMENT:

I hereby represent that my answers to the above sections are correct and true to the best of my knowledge and belief. By signing below, I understand that:

a) The contract value and annuity payments, when based on investment experience of a separate account, are variable and are not guaranteed as to a fixed dollar amount;

b) This annuity is a long term commitment to meet insurance needs and financial goals; I acknowledge receipt of the most recent prospectus of the product selected which contains all fees and charges associated with this investment;

c) The annuity applied for is suitable for my investment objectives and my financial situation and needs;

d) The owner agrees that any payment to this contract does not include any minimum required distributions; and

e) For Telephone Transfers --

   1.  The owner has the privilege of Telephone Transfers;

   2.  The registered representative has the privilege of Telephone Transfers made pursuant to the owner's instruction unless owner
       checks this box. |_|; and

   3.  The owner hereby elects to have ______________________, Relationship ______________ SS#________________ to have the privilege of Telephone Transfers made pursuant to the owner's instruction, owner initial here ____________.

   Note: Penn Mutual is not liable for following instructions communicated by telephone that it reasonably believes to be genuine.

VALUES AND PAYMENTS UNDER THIS CONTRACT, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE. THEY MAY
DECREASE OR INCREASE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

Signed at:
           -------------------------    ------------------------------    ----------------------------
                   City                            State                           Date Signed

------------------------------------------    --------------------------------------------------------
Signature of Contract Owner                   Signature of Annuitant (if different from Contract Owner)
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13. REGISTERED REPRESENTATIVE:
     Do you have any reason to believe the contract applied for is to replace existing insurance or annuities?
                                                                                                                     |_| Yes  |_| No

----------------------------------              -----------------------------------------------          --------------------
Signature of Registered Representative          Printed Name of Registered Representative                State License Number
(Resident agent if required by law)

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Telephone Number                           Office Code (3 digit)                   Representative Code (5 digit)

--------------------------------------------------           --------------------------------------------------------
Office/Firm Name                                             BrokerDealer Name

                                            Commission Option Selected __________ (Default is 1)

Registered Representative    Office Code (3 digit)    Representative Code (5 digit)    Percent (%)    Servicing Agent (select one)
-------------------------    ---------------------    -----------------------------    -----------    ----------------------------

-------------------------    ---------------------    -----------------------------    -----------               |-|
-------------------------    ---------------------    -----------------------------    -----------               |-|
-------------------------    ---------------------    -----------------------------    -----------               |-|

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14. SEND APPLICATION, CHECK & OTHER REQUIRED FORMS TO:
                      The Penn Mutual Life Insurance Company, 600 Dresher Road - C2L, Horsham, PA 19044 1-800-873-6285
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15. REMARKS:


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